Filed Pursuant to Rule 497(d)


                           TAX EXEMPT SECURITIES TRUST


                           Prospectus Supplement dated July 27, 2005

               Effective with the August 2005 distribution, the Record Dates for each series of the Tax Exempt Securities Trust are being changed from the first day of each month to the sixth day of each month. The Distribution Dates will remain the fifteenth day of each month, as described in the Summary of Essential Information.